SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2004

1st Independence Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26570	61-1284899
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

104 South Chiles Street Harrodsburg, Kentucky	40330-1620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 734-5452

Harrodsburg First Financial Bancorp, Inc.

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Executed tax opinion of Patton Boggs LLP issued at the closing of the merger of Independence Bancorp with and into Harrodsburg First Financial Bancorp, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST INDEPENDENCE FINANCIAL GROUP, INC.

Date: July 12, 2004
	By:	/s/ Arthur L. Freeman
Arthur L. Freeman
Chairman and Chief Executive Officer

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